Robinhood Financial LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Thu Oct 26 2023 13:32:07 GMT-0400 (Eastern Daylight Time)

3rd Quarter, 2023

July 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	13.50	34.38	44.24	7.88

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	53.68	47.40	53.97	52.43	70.16	126,460.59	84.0226	85,606.67	42.5265	35,961.40	38.4473	184,950.90	94.8422
CITADEL SECURITIES LLC	23.10	15.97	19.72	28.00	22.58	66,983.13	36.2226	45,197.35	17.2136	23,904.72	15.8996	97,190.22	50.8256
G1 Execution Services, LLC	11.56	22.34	15.51	6.97	1.62	72,333.39	72.4042	41,791.30	35.2862	9,068.90	30.5643	2,208.92	43.5788
Jane Street Capital	8.48	6.65	7.49	11.23	0.49	50,137.52	66.2142	35,693.52	33.9025	19,165.07	29.2323	62,320.87	118.9098

Material Aspects:

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

July 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	12.42	36.68	46.97	3.94

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	38.19	32.20	33.91	42.03	51.27	880,275.18	16.3846	644,437.46	7.9716	293,940.13	8.9383	684,148.33	11.4546
Virtu Americas, LLC	25.48	21.23	25.29	26.20	32.01	515,040.04	14.7278	373,044.54	7.4838	189,696.37	8.9707	430,883.80	10.0738

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Jane Street Capital	25.27	21.83	26.73	26.90	3.00	706,375.57	13.2908	496,982.82	6.1501	241,117.21	7.4026	436,530.64	7.7577
G1 Execution Services, LLC	6.04	13.11	8.03	2.91	2.45	338,947.41	14.4364	207,176.82	7.7674	50,993.50	9.1344	12,156.16	11.1887

Material Aspects:

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

July 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	35.21	46.30	18.48

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Wolverine Execution Services, LLC	33.39	34.92	34.13	29.92	40.64	901.48	35.9012	5,020,119.49	31.6827	2,896,346.99	36.5898	1,307,549.92	35.4796
CITADEL SECURITIES LLC	30.53	23.14	28.14	29.78	36.97	688.88	39.0965	6,352,051.08	32.4191	3,683,271.13	39.2521	1,487,655.82	34.6359
Morgan Stanley & Co., LLC	19.69	27.44	22.58	24.63	1.78	482.98	34.1088	4,749,178.06	32.4708	2,999,358.46	38.6811	55,655.26	32.7232
Dash/IMC Financial Markets	16.39	14.49	15.14	15.66	20.61	600.88	33.0881	3,673,817.01	29.7767	2,080,388.04	35.2800	1,022,930.47	35.7543

Material Aspects:

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Morgan Stanley & Co., LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

August 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	12.48	31.82	48.76	6.94

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	46.24	36.82	46.21	46.52	61.39	99,070.78	93.4972	62,385.66	45.7118	25,108.21	43.1006	170,631.46	101.6720
CITADEL SECURITIES LLC	29.72	20.81	25.41	34.64	30.93	77,323.77	52.4353	44,669.99	24.4474	20,716.58	24.1476	133,224.68	80.9404
G1 Execution Services, LLC	12.90	26.60	18.91	6.98	2.35	85,144.00	77.4335	47,838.96	39.3639	8,631.07	33.5179	2,755.25	48.8063
Jane Street Capital	7.79	5.51	6.23	10.43	0.43	38,258.41	72.6577	23,374.15	33.4458	13,009.58	34.2032	48,478.80	139.1728

Material Aspects:

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

August 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.30	37.51	47.79	3.39

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	37.54	30.53	33.78	41.25	50.12	833,419.89	13.7814	634,340.59	6.9207	280,586.83	8.2623	855,901.66	10.0542
Virtu Americas, LLC	26.26	21.44	25.63	27.45	32.33	518,026.28	12.5941	375,993.59	6.5275	185,561.78	7.9042	509,838.78	8.3804
Jane Street Capital	25.63	22.83	27.04	26.72	3.86	796,846.13	10.6030	584,703.45	5.1714	282,949.11	6.8089	633,898.91	6.2040
G1 Execution Services, LLC	5.57	12.00	7.60	2.66	2.51	341,167.94	10.5996	222,490.88	6.0830	47,460.66	7.1569	12,343.50	8.6851

Material Aspects:

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

August 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	35.66	44.87	19.47

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.62	31.08	33.16	35.62	40.12	407.96	56.9777	7,117,584.94	31.9818	3,924,076.17	38.5381	1,776,102.66	33.6293
Wolverine Execution Services, LLC	32.55	29.13	34.13	29.49	36.72	158.28	44.2123	4,865,234.88	30.6586	2,562,826.22	35.0800	1,336,948.86	34.0421

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Dash/IMC Financial Markets	18.67	17.57	17.96	17.78	22.05	387.40	32.3642	3,925,591.39	29.6138	2,096,080.47	35.3418	1,224,608.58	34.9855
Morgan Stanley & Co., LLC	13.16	22.22	14.75	17.12	1.11	398.11	39.4950	3,687,747.06	30.6429	2,149,559.95	37.4463	47,936.51	29.1910

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Morgan Stanley & Co., LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

September 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.63	30.91	51.23	6.23

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	45.30	38.92	45.32	45.30	57.05	83,106.52	91.3305	86,847.90	59.1683	30,935.35	56.2485	48,408.82	54.7538
CITADEL SECURITIES LLC	30.48	22.79	25.86	34.74	32.75	59,110.04	52.8016	59,335.77	34.2408	27,597.33	36.1559	38,905.44	51.9258

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
G1 Execution Services, LLC	11.84	24.34	17.90	6.53	2.19	60,265.34	80.5895	33,955.01	39.0746	6,914.93	37.9765	2,054.36	45.4968
Jane Street Capital	8.91	6.41	6.92	11.65	0.92	37,412.94	70.2494	35,365.02	44.4564	19,596.18	49.0460	11,398.52	114.2055

Material Aspects:

Virtu Americas, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

September 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	10.90	35.79	49.87	3.43

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.52	29.88	31.54	38.78	47.71	546,098.63	13.0684	603,730.39	7.0613	286,730.15	7.5747	214,822.74	11.7769
Virtu Americas, LLC	28.80	24.02	28.45	29.81	33.07	331,721.42	11.4643	375,483.04	6.3051	195,284.90	6.8932	131,340.78	10.3565
Jane Street Capital	25.59	23.53	26.30	26.87	6.13	535,240.54	10.9159	549,674.81	5.4401	294,450.91	6.4110	132,681.77	8.3369
G1 Execution Services, LLC	5.26	11.55	7.42	2.54	2.23	218,075.33	9.8817	145,727.31	6.0217	30,377.79	6.5585	9,226.41	9.0613

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Virtu Americas, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

September 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	36.43	44.61	18.95

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	37.10	30.82	35.86	35.10	44.21	295.08	37.6858	5,832,393.23	29.9190	3,019,044.90	35.6599	1,390,779.39	33.2629
Wolverine Execution Services, LLC	31.99	27.81	33.33	29.16	36.07	371.98	37.0129	3,920,567.38	30.7817	2,050,783.74	35.2940	999,152.34	34.5846
Morgan Stanley & Co., LLC	15.52	25.31	16.46	20.77	1.37	294.60	57.4269	3,272,955.08	32.1743	1,947,993.75	39.3790	38,319.01	32.4537
Dash/IMC Financial Markets	15.39	16.06	14.35	14.97	18.35	298.44	37.4925	2,945,856.79	29.2715	1,520,325.18	35.3359	849,858.90	35.1404

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Morgan Stanley & Co., LLC:

Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/. Dash/IMC Financial Markets: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.